SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 29, 2004
                             AMERICAN SKIING COMPANY

             (Exact name of registrant as specified in its charter)
       DELAWARE                       1-13057                    04-3373730
----------------------------       -------------             ------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)


         136 HEBER AVENUE, SUITE 303
               PARK CITY, UTAH                            84060
    -----------------------------------              ---------------
  (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (435) 615-0340

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01. Entry into a Material Definitive Agreement

         On September 29, 2004, the Company entered into a Third Amendment to the Credit Agreement among the Company, certain of its subsidiaries, General Electric Capital Corporation as Administrative Agent, and the lenders party thereto.

         The Third Amendment generally provides that the Company and its subsidiary borrowers under the Credit Agreement may sell up to $11 million in non-operating assets during the Company's current fiscal year (which commenced on July 26, 2004). This $11 million non-operating asset sale basket is a $9 million increase from the basket previously available to the Company and its subsidiaries.

         The Third Amendment also increases the capital expenditures which the Company and its Borrower subsidiaries are permitted to make under the Credit Agreement by up to $3 million for the current fiscal year, to the extent of proceeds received by the Company and such subsidiaries from sales of non-operating assets.


     Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.



Description of Exhibit                                               Exhibit No.

Third Amendment dated as of September 21, 2004 to Credit Agreement       10.1
dated as of February 14, 2003 among American Skiing Company, the other Borrowers thereunder, the Lenders named therein, and General
Electric Capital Corporation as Administrative Agent for the Lenders.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: September 29, 2004
                                            AMERICAN SKIING COMPANY


                                            By: /s/ Foster A. Stewart, Jr.
                                                -------------------------------
                                                Name:   Foster A. Stewart, Jr.
                                                Title:  Senior Vice President
                                                and General Counsel



                                  Exhibit Index




Description of Exhibit                                               Exhibit No.

Third Amendment dated as of September 21, 2004 to Credit Agreement       10.1
dated as of February 14, 2003 among American Skiing Company, the other Borrowers thereunder, the Lenders named therein, and General
Electric Capital Corporation as Administrative Agent for the Lenders.